                             JOINT FILER INFORMATION

         This Form 4 is being filed jointly by the following parties: (i) Bernard C. Sherman ("Dr. Sherman"), who has sole voting and dispositive control, as the sole trustee, of the Bernard and Honey Sherman Trust ("Sherman Trust"), and who owns 99% of the outstanding capital stock of Sherman Holdings Inc. ("Sherman Holdings"); (ii) Sherman Trust which owns 99% of the common stock of Shermco, Inc. ("Shermco"); (iii) Sherman Holdings which owns 99% of the preferred stock of Shermco; (iv) Shermco which owns all of the outstanding capital stock of Sherfam Inc. ("Sherfam"); (v) Sherfam which owns all the outstanding capital stock of Apotex Holdings Inc. ("Apotex"); (vi) Apotex which owns all of the outstanding capital stock of SHERMFIN, INC. ("Shermfin"); (vii) Shermfin which owns all of the outstanding capital stock of Sherman Delaware, Inc. ("SDI"); (viii) SDI which directly owns, as of the date of this filing, 11,139,314 shares of common stock of Barr Laboratories, Inc. Pursuant to Rule 16a-1(a)(4), the filing of this Form 4 shall not be deemed to be an admission by Dr. Sherman, Sherman Trust, Sherman Holdings, Shermco, Sherfam, Apotex and Shermfin that any of Dr. Sherman, Sherman Trust, Sherman Holdings, Shermco, Sherfam, Apotex and Shermfin is, for the purposes of Section 16 of the Securities Exchange Act of 1934, the beneficial owner of any securities covered by this Form 4.


Name: Dr. Bernard C. Sherman
Address: 150 Signet Drive, Weston,
Ontario, Canada  M9L 1T9
Designated Filer: Sherman Delaware, Inc.
Issuer and Ticker Symbol:  Barr Laboratories, Inc. (BRL)
Date of Event Requiring Statement: August 14, 2003


/s/ Bernard C. Sherman
Bernard C. Sherman

Name: Bernard and Honey Sherman Trust                Name: Apotex Holdings Inc.
Address: 150 Signet Drive, Weston,                   Address: 150 Signet Drive, Weston,
Ontario, Canada M9L 1T9                              Ontario, Canada M9L 1T9
Designated Filer: Sherman Delaware, Inc.             Designated Filer: Sherman Delaware, Inc.
Issuer and Ticker Symbol:  Barr                      Issuer and Ticker Symbol:  Barr
Laboratories, Inc. (BRL)                             Laboratories, Inc. (BRL)
Date of Event                                        Date of Event
Requiring Statement: August 14, 2003                 Requiring Statement: August 14, 2003


By: /s/ Bernard C. Sherman                            By: /s/ Bernard C. Sherman
        ------------------                                    ------------------
        Bernard C. Sherman                                    Bernard C. Sherman
        Sole Trustee                                          President

Name:  Sherman Holdings Inc.                         Name: SHERMFIN, INC.
Address: 150 Signet Drive, Weston,                   Address: 150 Signet Drive, Weston,
Ontario, Canada M9L 1T9                              Ontario, Canada M9L 1T9
Designated Filer: Sherman Delaware, Inc.             Designated Filer: Sherman Delaware, Inc.
Issuer and Ticker Symbol:  Barr                      Issuer and Ticker Symbol:  Barr
Laboratories, Inc. (BRL)                             Laboratories, Inc. (BRL)
Date of Event                                        Date of Event
Requiring Statement: August 14, 2003                 Requiring Statement: August 14, 2003


By: /s/ Bernard C. Sherman                           By: /s/ Bernard C. Sherman
        ------------------                                   ------------------
        Bernard C. Sherman                                   Bernard C. Sherman
        President                                            President



Name: Shermco Inc.                                   Name: Sherfam Inc.
Address: 150 Signet Drive, Weston,                   Address: 150 Signet Drive, Weston,
Ontario, Canada M9L 1T9                              Ontario, Canada M9L 1T9
Designated Filer: Sherman Delaware, Inc.             Designated Filer: Sherman Delaware, Inc.
Issuer and Ticker Symbol: Barr                       Issuer and Ticker Symbol:  Barr
Laboratories, Inc. (BRL)                             Laboratories, Inc. (BRL)
Date of Event                                        Date of Event
Requiring Statement: August 14, 2003                 Requiring Statement: August 14, 2003


By: /s/ Bernard C. Sherman                           By: /s/ Bernard C. Sherman
        -------------------                                  ------------------
        Bernard C. Sherman                                   Bernard C. Sherman
        Chairman                                             Chairman

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